1263169

FORM D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OMB APPROVAL	
OMB Number:	3235-0076
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RECD S.E.C.
SEP - 9 2003
1086

FORM D

NOTICE OF SALE OF SECURITIES PURSUANT TO REGULATION D, SECTION 4(6), AND/OR UNIFORM LIMITED OFFERING EXEMPTION

SEC USE ONLY	
Prefix	Serial
DATE RECEIVED	

Name of Offering ☐ check if this is an amendment and name has changed, and indicate change.)
Marshfield Group, LLC

Filing Under (Check box(es) that apply): ☑ Rule 504 ☐ Rule 505 ☐ Rule 506 ☐ Section 4(6) ☐ ULOE
Type of Filing: ☑ New Filing ☐ Amendment

03031023

A. BASIC IDENTIFICATION DATA

1. Enter the information requested about the issuer

Name of Issuer ☐ check if this is an amendment and name has changed, and indicate change.)
Marshfield Group, LLC

Address of Executive Offices (Number and Street, City, State, Zip Code)	Telephone Number (Including Area Code)
1012 33rd Avenue North, Suite B, Nashville, TN 37209	(630) 252-2711
Address of Principal Business Operations (Number and Street, City, State, Zip Code) (if different from Executive Offices)	Telephone Number (Including Area Code)

Brief Description of Business

Real Estate Development

Type of Business Organization
☐ corporation ☐ limited partnership, already formed ☐ other (please specify):
☐ business trust ☐ limited partnership, to be formed Limited Liability Company

PROCESSED
SEP 11 2003
THOMSON FINANCIAL

Actual or Estimated Date of Incorporation or Organization: Month 08 Year 02 ☑ Actual ☐ Estimated
Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada; FN for other foreign jurisdiction) TN

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where To File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

ATTENTION

Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predictated on the filing of a federal notice.

A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

- Each promoter of the issuer, if the issuer has been organized within the past five years;
- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer.
- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
- Each general and managing partner of partnership issuers.

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☑ Executive Officer ☐ Director ☐ General and/or Managing Partner

Thompson, Larry

Full Name (Last name first, if individual)

5 East 14th Place, Apt. 1501, Chicago, IL 60605

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: ☐ Promoter ☐ Beneficial Owner ☐ Executive Officer ☐ Director ☐ General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

(Use blank sheet, or copy and use additional copies of this sheet, as necessary)

B. INFORMATION ABOUT OFFERING

		Yes	No
1.	Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering?	☑	☐

Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual? $ 5,000

		Yes	No
3.	Does the offering permit joint ownership of a single unit?	☐	☑

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

Full Name (Last name first, if individual)
None

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if the answer is "none" or "zero." If the transaction is an exchange offering, check this box ☐ and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security	Aggregate Offering Price	Amount Already Sold
Debt	$ 0	$ 0
Equity	$ 125,000	$ 40,000
☐ Common ☐ Preferred		
Convertible Securities (including warrants)	$ 0	$ 0
Partnership Interests	$ 0	$ 0
Other (Specify ______)	$ 0	$ 0
Total	$ 125,000	$ 40,000

Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

	Number Investors	Aggregate Dollar Amount of Purchases
Accredited Investors		$
Non-accredited Investors		$
Total (for filings under Rule 504 only)		$

Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C — Question 1.

Type of Offering	Type of Security	Dollar Amount Sold
Rule 505	N/A	$ 0
Regulation A	N/A	$ 0
Rule 504	N/A	$ 0
Total	N/A	$ 0

4 a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the insurer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees	☐	$
Printing and Engraving Costs	☐	$
Legal Fees	☐	$
Accounting Fees	☐	$
Engineering Fees	☐	$
Sales Commissions (specify finders' fees separately)	☐	$
Other Expenses (identify) ______	☐	$
Total	☐	$

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

b. Enter the difference between the aggregate offering price given in response to Part C — Question 1 and total expenses furnished in response to Part C — Question 4.a. This difference is the "adjusted gross proceeds to the issuer." .... $__________

5. Indicate below the amount of the adjusted gross proceed to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C — Question 4.b above.

	Payments to Officers, Directors, & Affiliates	Payments to Others
Salaries and fees	☐ $__________	☐ $__________
Purchase of real estate	☐ $__________	☐ $__________
Purchase, rental or leasing and installation of machinery and equipment	☐ $__________	☐ $__________
Construction or leasing of plant buildings and facilities	☐ $__________	☐ $__________
Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another issuer pursuant to a merger)	☐ $__________	☐ $__________
Repayment of indebtedness	☐ $__________	☐ $__________
Working capital	☐ $__________	☐ $__________
Other (specify): __________	☐ $__________	☐ $__________
__________	☐ $__________	☐ $__________
Column Totals	☐ $__________	☐ $__________
Total Payments Listed (column totals added)	☐ $__________	

D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

Issuer (Print or Type)	Signature	Date
Name of Signer (Print or Type)	Title of Signer (Print or Type)	

ATTENTION

Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)

E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule? ..... Yes ☐ No ☑

See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed a notice on Form D (17 CFR 239.500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

Issuer (Print or Type)	Signature	Date
MARSHFIELD GROUP LARRY THOMPSON LLC	Larry Thompson	September 2, 2003
Name (Print or Type)	**Title (Print or Type)**	
LARRY THOMPSON	CHIEF MANAGER	

Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
AL									
AK									
AZ									
AR									
CA									
CO									
CT									
DE									
DC									
FL									
GA									
HI									
ID									
IL									
IN									
IA									
KS									
KY									
LA									
ME									
MD									
MA									
MI									
MN									
MS									

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
MO									
MT									
NE									
NV									
NH									
NJ									
NM									
NY									
NC									
ND									
OH									
OK									
OR									
PA									
RI									
SC									
SD									
TN									
TX									
UT									
VT									
VA									
WA									
WV									
WI									

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
WY									
PR									

OPERATING AGREEMENT

OF

MARSHFIELD GROUP, LLC

A TENNESSEE LIMITED LIABILITY COMPANY
MEMBER MANAGED

THIS OPERATING AGREEMENT is made and entered into as of the 29TH day of August, 2003, by and among the Members whose signatures appear on the signature page hereto, as well as such other persons who shall hereafter become Members of the Company in accordance with the terms of this Operating Agreement and the Tennessee Limited Liability Company Act, as amended from time to time:

WITNESSETH:

WHEREAS, The Members desire to form a limited liability company under and pursuant to the Tennessee Limited Liability Company Act to conduct certain business as a limited liability company, and to set forth their mutual rights and obligations in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless the context provides otherwise, the following terms used in this Operating Agreement shall have the following meanings;

1.1 "Act" shall mean the Tennessee Limited Liability Company Act as set forth in Tennessee Code Annotated Section 48-201-101 et seq., as the same may be amended from time to time.

1.2 "Articles of Organization" shall mean the Articles of Organization of the Company as filed with the Secretary of State of Tennessee as the same may be amended from time to time.

1.3 "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with such person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (iii) any officer, director, or general partner of such Person, or (iv) any Person who is an officer, director, general partner, trustee, or holder of ten percent (10%) or more of the voting interests of any Person described in clauses (i) through (iii) of this sentence. For purposes of this definition, the term "controls," "is controlled by," or "is under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

1.4 "Capital Account" shall have that meaning described in Section 8.5 of this Agreement.

1.5 "Capital Contribution" shall mean any contribution to the capital of the Company in cash or property by a Member whenever made. "Initial Capital Contribution" shall mean the initial contribution to the capital of the Company pursuant to this Operating Agreement.

1.6 "Cash Flow" means all cash, revenues and funds received by the Company, other than capital contributions or the proceeds of Company borrowing, less the sum of the following to the extent paid or set aside by the Company: (i) all principal and interest payments on indebtedness of the Company and all other sums paid to lenders; (ii) all cash expenditures incurred incident to the normal operation of the Company's business; (iii) such Reserves as the Chief Manager deems reasonably necessary to the proper operation of the Company's business.

1.7 "Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent superseding federal revenue laws.

1.8 "Company" shall refer to Marshfield Group, LLC.

1.9 "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such fiscal year or other period bears to such beginning adjusted tax basis. Notwithstanding the foregoing, if an asset has a zero basis for federal income tax purposes, depreciation shall be an amount in each month equal to such asset's Gross Asset Value divided by the number of months in such asset's cost recovery period as determined for federal income tax purposes.

1.10 "Entity" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association or any foreign trust or foreign business organization.

1.11 "Financial Interest" shall mean a Member's or Financial Interest Owner's share of one or more of the Company's Profits, Losses and distributions of the Company's assets pursuant to this Operating Agreement and the Act, but shall not include any right to participate in the governance of the Company, including, the right to vote on, consent to or otherwise participate in any decision of the Members or Managers. "Financial Interest Owner" shall mean the owner of a Financial Interest who is not a Member.

1.12 "Fiscal Year" shall mean the Company's fiscal year, which shall be the calendar year.

1.13 "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

(i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Members holding a Majority Interest, provided that the initial Gross Asset Values of the assets contributed to the Company pursuant to Section 8.1 hereof shall be as set forth in Exhibit 8.1;

(ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Members holding a Majority Interest, as of the following times: (a) the acquisition of an additional interest by any new or existing Member in exchange for more than a de minimis contribution of property (including money); (b) the distribution by the Company to a Member of more than a de minimis amount of property as consideration for a Membership Interest or Financial Interest; and (c) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g): provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the Members holding a Majority Interest reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(iii) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the distributee and the Members owning a Majority Interest; and

(iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted bases of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation Section 1.704-1(b)(2)(iv)(m) and Section 8.5 and subparagraph (iv) under Section 1.21; provided, however, that Gross Asset Values shall not be adjusted pursuant to this definition to the extent the Members holding a Majority Interest determine that an adjustment pursuant to subparagraph (ii) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (i), (ii) or (iv) of this definition, then such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

1.14 "Majority Interest" shall mean the Members assigned more than fifty percent (50%) of the Percentage Interests assigned to the applicable group of Members.

1.15 "Manager" shall mean one or more managers as may be elected by the Members holding a Majority Interest. Specifically, "Chief Manager" shall mean Larry Thompson, or any other persons that succeed him in that capacity. References to a Manager in the singular or as him, her, it, itself, or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

1.16 "Member" shall mean each of the parties who executes a counterpart of this Operating Agreement as a Member and each of the parties who may hereafter become Members. To the extent a Manager has purchased Membership Interests in the Company, he will have all the rights of a Member with respect to such Membership Interests, and the term "Member" as used herein shall include a Manager to the extent he has purchased such Membership Interests in the Company.

1.17 "Membership Interest" shall mean a Member's entire interest in the Company including such Member's Interest and such other rights and privileges that the Member may enjoy by being a Member.

1.18 "Operating Agreement" shall mean this Operating Agreement as originally executed and as amended from time to time.

1.19 "Percentage Interests" shall mean the percentages set forth beside each of the Members' names under Article IV hereof. The voting rights of the Members shall be in proportion to the Percentage Interest assigned to each Member. For purposes of allocating Profits and Losses, the Percentage Interest assigned to any Member shall be transferred to a Financial Interest Owner with respect to the transfer of any Financial Interest, for purposes of allocating Profits and Losses.

1.20 "Person" shall mean any individual or entity, and where the context so permits, the heirs, executors, administrators, legal representatives, successors, and assigns of such "Person."

1.21 "Profits and Losses" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss;

(ii) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(iii) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with Section 1.9 hereof; and

(iv) Notwithstanding any other provision of this Section 1.21, any items which are allocated pursuant to Section 10.3 hereof shall not be taken into account in computing Profits or Losses.

1.22 "Reserves" shall mean, with respect to any fiscal period, funds set aside or amounts allocated during such period to reserves which shall be maintained in amounts deemed sufficient by the Chief Manager for working capital and to pay taxes, insurance, debt service or other costs or expenses incident to the ownership or operation of the Company's business.

1.23 "Transferring Member" shall collectively mean a Member which sells, assigns, or otherwise transfers its interest in the Company.

1.24 "Treasury Regulations" shall include proposed, temporary and final regulations promulgated under the Code in effect as of the date of filing the Articles of Organization and the

corresponding sections of any regulations subsequently issued that named or supersede such regulations.

ARTICLE II

FORMATION OF COMPANY

2.1 Formation. On AUGUST 23, 2002, the Company was organized as a Tennessee limited liability company by filing articles of organization with the Tennessee Secretary of State in accordance with and pursuant to the Sections 48-203-102 and 48-205-101 of the Act.

2.2 Name. The name of the company is Marshfield Group, LLC.

2.3 Principal Place of Business. The principal place of business of the Company within the State of Tennessee shall be 1012 33rd Avenue North, Suite B, Nashville, Tennessee 37209 which is located in Williamson County, Tennessee. The Company may locate its places of business and registered office at any other place or places as the Manager or Managers may from time to time deem advisable.

2.4 Registered Office and Registered Agent. The Company's initial registered office shall be at the office of its registered agent at 1012 33rd Avenue North, Suite B, Nashville, Tennessee 37209 which is located in Williamson County, Tennessee, and the name of its initial registered agent at such address shall be Larry Thompson. The registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the Tennessee Secretary of State pursuant to Section 48-208-102 of the Act.

2.5 Term. The term of the Company shall be fifty (50) years from the date of filing of Articles of Organization with the Secretary of State of the State of Tennessee, unless the Company is earlier dissolved in accordance with either the provisions of this Operating Agreement or the Act.

ARTICLE III

BUSINESS OF COMPANY

3.1 Permitted Businesses. The business of the Company shall be:

(a) To accomplish any lawful business whatsoever, or which shall at any time appear conducive to or expedient for the protection or benefit of the Company and its assets;

(b) To exercise all other powers necessary to or reasonably connected with the Company's business which may be legally exercised by limited liability companies under the

Act; and

(c) To engage in all activities necessary, customary, convenient, or incident to any of the foregoing.

ARTICLE IV

NAMES, ADDRESSES AND PERCENTAGE INTERESTS OF MEMBERS

The names, addresses and Percentage Interests of the Members are as follows:

NAME	ADDRESS	PERCENTAGE INTEREST
Larry Thompson	5 E. 14th Place, Apt. 1501 Chicago, Illinois 60605	100%

ARTICLE V

RIGHTS AND DUTIES OF MANAGERS

5.1 Management. The Chief Manager shall (a) see that all orders and resolutions of the Members are carried into effect; (b) sign and deliver in the name of the Company any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the company, except in cases in which the authority to sign and deliver as required by law is to be exercised by another Person or is expressly delegated by this Agreement or by the Members to some other Manager or agent; (c) perform other duties assigned by the Members; and (d) in the event of a vacancy in the office of the Secretary, accept all notices, documents, and other matters required to be filed or delivered to the Secretary. The Secretary shall (a) maintain accurate membership records of the Company; (b) maintain records of and, whenever necessary, certify all proceedings of the Members; and (c) perform other duties assigned by the Members or by the Chief Manager.

5.2 Number, Tenure and Qualifications. The Company shall initially have a Chief Manager and a Secretary. The Member hereby elects Larry Thompson as the initial Chief Manager and James King as the Secretary of the Company. The number of Managers of the Company shall be fixed from time to time by the affirmative vote of Members holding a Majority Interest. A Manager shall hold office until the next annual meeting of Members or until his successor shall have been elected and qualified. Managers shall be elected by the affirmative vote of Members holding at least a Majority Interest. Managers need not be residents of the State of Tennessee or Members of the Company.

5.3 Restrictions on Authority of the Chief Manager.

(a) The Chief Manager shall not have the authority to, and covenants and agrees that it shall not, do any of the following acts without the consent of the Members holding two-thirds (2/3) of the Percentage Interests held by the Members:

(i) Cause or permit the Company to engage in any activity that is not consistent with the purposes of the Company as set forth in Section 3.1 hereof;

(ii) Knowingly do any act in contravention of this Operating Agreement;

(iii) Knowingly do any act which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Operating Agreement;

(iv) Confess a judgment against the Company in an amount in excess of $5,000;

(v) Possess property, or assign rights in specific property, for other than a Company purpose;

(vi) Knowingly perform any act that would cause the Company to conduct business in a state which has neither enacted legislation which permits limited liability companies to organize in such state nor permits the Company to register to do business in such state as a foreign limited liability company;

(vii) Cause the Company to voluntarily take any action that would cause a bankruptcy of the Company;

(viii) Cause the Company to acquire any equity or debt securities of any Member or any of its Affiliates, or otherwise make loans to any Member or any of its Affiliates;

(ix) Cause a significant change in the nature of the Company's business;

(x) Cause the Company to admit any additional Members other than pursuant to Article XII hereof;

(xi) Cause the Company to incur any liabilities in any single transaction in excess of $5,000;

(xii) Cause the Company to make any capital expenditure in any single transaction in excess of $5,000; or

(xiii) Sell or otherwise dispose of all or substantially all of the Company's assets other than in the ordinary course of the Company's business, except for a liquidating sale in connection with the dissolution of the Company.

5.4 Liability for Certain Acts. The Chief Manager, as well as any other Manager, shall perform his duties as Manager in good faith, in a manner he reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. A Manager who so performs the duties as Manager shall not have any liability by reason of being or having been a Manager of the Company. The Manager does not, in any way, guarantee the return of the Members' Capital Contributions or a profit for the Members from the operations of the Company. The Manager shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct, breach of this Agreement or a wrongful taking by the Manager.

5.5 Managers and Members Have No Exclusive Duty to Company. The Chief Manager and any other Manager shall not be required to manage the Company as their sole and exclusive function and the Chief Manager (and any Manager and/or Member) may have other business interests and may engage in other activities in addition to those relating to the Company, so long as such business interests do not compete with the Company. Neither the Company nor any Member shall have any right, by virtue of this Operating Agreement, to share or participate in such other investments or activities of the Manager and/or Member or to the income or proceeds derived therefrom. Neither the Manager nor any Member shall incur any liability to the Company or to any of the Members as a result of engaging in any other business or venture.

5.6 Bank Accounts. The Managers may from time to time open bank accounts in the name of the Company.

5.7 Indemnity of the Managers, Employees and Other Agents. The Company shall indemnify the Managers and make advances for expenses to the maximum extent permitted under section 48-243-101(b) of the Act. The Company shall indemnify its employees and other agents who are not managers to the fullest extent permitted by law, provided that such indemnification in any given situation is approved by Members holding a Majority Interest.

5.8 Resignation. Any Manager of the Company may resign at any time by giving written notice to the Members of the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of a Member.

5.9 Removal. At a meeting called expressly for that purpose, all or any lesser number of Managers may be removed at any time, with or without cause, by the affirmative vote of Members holding a Majority Interest. The removal of a Manager who is also a Member shall not affect the Managers rights as a Member and shall not constitute a withdrawal of a Member.

5.10 Vacancies. Any vacancy occurring for any reason in the number of Managers of the Company may be filled by the affirmative vote of Members holding a Majority Interest. Any Manager's position to be filled by reason of an increase in the number of Managers shall be filled by the affirmative vote of the Members holding a Majority Interest or at an annual meeting or at a special meting of Members called for that purpose or by the Members' written consent as required under the Act. A Manager elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and shall hold office until the expiration of such term and until his successor shall be elected and shall qualify or until his earlier death, resignation or removal. A Manager chosen to fill a position resulting from an increase in the number of Managers shall hold office until the next annual meeting of Members and until his successor shall be elected and shall qualify, or until his earlier death, resignation or removal.

5.11 Compensation. The compensation of the Managers shall be fixed from time to time by an affirmative vote of Members holding at least a Majority Interest, and no Manager shall be prevented from receiving such salary by reason of the fact that he is also a Member of the Company.

5.12 Right to Rely on the Manager(s).

(a) Any Person dealing with the Company may rely (without duty of further inquiry) upon a certificate signed by the Chief Manager as to:

(i) The identity of the Chief Manager or any Member;

(ii) The existence or nonexistence of any fact or facts which constitute a condition precedent to acts by the Chief Manager or which are in any other manner germane to the affairs of the Company;

(iii) The Persons who are authorized to execute and deliver any instrument or document of the Company; or

(iv) Any act or failure to act by the Company or any other matter whatsoever involving the Company or any Member.

ARTICLE VI

RIGHTS AND OBLIGATIONS OF MEMBERS

6.1 Limitation of Liability. Each Member's liability shall be limited as set forth in this Operating Agreement, the Act and other applicable law.

6.2 Company Debt Liability. A Member will not be personally liable for any debt or losses of the Company beyond his respective Capital Contributions, except as provided in Section 6.7 herein or as otherwise required by law.

6.3 List of Members. Upon written request of any Member, the Manager shall provide a list showing the names, addresses and Membership Interests and Financial Interests of all Members and Financial Interest Owners.

6.4 Approval of Sale of All Assets. The Members shall have the right, by the affirmative vote of Members holding at least two-thirds of the Percentage Interest held by Members, to approve the sale, exchange or other disposition of all, or substantially all, of the Company's assets (other than in the ordinary course of the Company's business) which is to occur as part of a single transaction or plan.

6.5 Company Books. The Chief Manager shall maintain and preserve, during the term of the Company, and for five (5) years thereafter, all accounts, books, and other relevant Company documents. Upon reasonable request, each Member and Financial Interest Owner shall have the right, during ordinary business hours, to inspect and copy such Company documents at the requesting Member's and Financial Interest Owner's expense.

6.6 Priority and Return of Capital. Except as may be expressly provided in Article IX, no Member shall have priority over any other Member, either as to the return of Capital Contributions or as to Profits, Losses or distributions; provided that this Section shall not apply to loans (as distinguished from Capital Contributions) which a Member has made to the Company.

6.7 Liability of a Member to the Company. A Member who receives the return in whole or in part of its contribution (as defined in Section 48-237-101(b) of the Act) is liable to the Company only to the extent now or hereafter provided by the Act.

6.8 Expulsion of a Member. A Member may be expelled from the Company upon a Majority vote of the Members, upon which such expelled Member shall be entitled to be paid the value of his interests in the Company, as determined in Article XI, section 11.4, of this Operating Agreement. Immediately upon such expulsion, the expelled Member shall have no right or interest, financial, voting or otherwise, in the Company, except with respect to the payment for his interests in the Company pursuant to Article XI, Section 11.4 of this Operating Agreement.

ARTICLE VII
MEETINGS OF MEMBERS

7.1 Annual Meeting. An annual meeting of the Members may be called by any Manager or by any Member or Members holding at least 10% of the Percentage Interests, to the extent an annual meeting is deemed advisable. Such meeting shall be held at such place and time as designated by the Manager or Members calling such meeting.

7.2 Special Meetings. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Manager or by any Member or Members holding at least 10% of the Percentage Interests held by Members.

7.3 Place of Meetings. The Members may designate any place, either within or outside the State of Tennessee, as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Company in the State of Tennessee.

7.4. Notice of Meetings. Except as provided in Section 7.5, written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than ten days nor more than two months before the date of the meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered two calendar days after being deposited in the United States mail, addressed to the Member at its address as it appears on the books of the Company, with postage thereon prepaid.

7.5 Meeting of all Members. If all of the Members shall meet at any time and place, either within or outside of the State of Tennessee, and all consent to the holding of a meeting at such time and place, either in writing or by failing to object as provided in Section 48-222-102(d) of the Act, such meeting shall be valid without call or notice, and at such meeting any lawful action may be taken.

7.6 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section, such determination shall apply to any adjournment thereof.

7.7 Quorum. Members holding a Majority Interest, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any such

meeting, the Members holding a majority of the Percentage Interests so represented may adjourn the meeting from time to time for a period not to exceed 60 days without further notice. However, if the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of Members holding Percentage Interests whose absence would cause less than a quorum.

7.8 Manner of Acting. If a quorum is present, the affirmative vote of Members holding a Majority Interest shall be the act of the Members, unless the vote of a greater or lesser proportion or number is otherwise required by the Act, by the Articles of Organization, or by this Operating Agreement. Unless otherwise expressly provided herein or required under applicable law, Members who have an interest (economic or otherwise) in the outcome of any particular matter upon which the Members vote or consent may vote or consent upon any such matter and their Financial Interests, vote or consent, as the case may be, shall be counted in the determination of whether the requisite matter was approved by the Members.

7.9 Proxies. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Chief Manager of the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

7.10 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if one or more written waivers regarding the holding of a meeting are signed by each Member entitled to vote and delivered to the Managers of the Company for inclusion in the minutes or for filing with the Company records and the action is approved by the affirmative vote of the Members holding the Percentage Interest required if the action had been approved at a meeting at which all Members were present. Action taken under this Section is effective when all Members entitled to vote have signed the consent, unless the consent specifies a different effective date. The record date for determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent. Furthermore, any or all Members may participate in a regular or special meeting by telephone conference or any other means of communication by which all Members participating may simultaneously hear each other during the meeting. A Member participating in a meeting by this means is deemed to be present in person at the meeting.

7.11 Waiver of Notice. When any notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

ARTICLE VIII

CONTRIBUTIONS TO THE COMPANY AND CAPITAL ACCOUNTS

8.1 Members' Capital Contributions. Each Member shall contribute such amount as is set forth in Exhibit 8.1 hereto as its share of the Initial Capital Contribution.

8.2 Additional Contributions. No Member shall be required to make any additional Capital Contributions. To the extent approved by the Members holding a Majority Interest, from time to time, the Members may be permitted to make additional Capital Contributions if and to the extent they so desire, and if the Members holding a Majority Interest determine that such additional Capital Contributions are necessary or appropriate in connection with the conduct of the Company's business (including without limitation, expansion or diversification). In such event, the Members shall have the opportunity (but not the obligation) to participate in such additional Capital Contributions on a pro rata basis in accordance with their Percentage Interests.

8.3 Withdrawal or Reduction of Members' Contributions to Capital.

(a) A Member shall not receive out of the Company's property any part of its Capital Contribution until all liabilities of the Company, except liabilities to Members on account of their Capital Contributions, have been paid or there remains property of the Company sufficient to pay them.

(b) A Member, irrespective of the nature of its Capital Contribution, has only the right to demand and receive cash in return for its Capital Contribution.

8.4 Interest on and Return of Capital Contributions. No Member shall be entitled to interest on its Capital Contribution or the return of its Capital Contribution, except as otherwise specifically provided for herein.

8.5 Capital Accounts. The Company will maintain for each Member an account designated as his "Capital Account" in accordance with the following provisions:

(a) To each Member's Capital Account there shall be credited the amount of cash and the Gross Asset Value of any property contributed to the Company by such Member, such Member's distributive share of Profits, and any items in the nature of income or gain that are specially allocated pursuant to Section 10.3 hereof, and the amount of any Partnership liabilities that are assumed by such Member or that are secured by any Company property distributed to such Member.

(b) To each Member's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Company property distributed to such Member pursuant to any provisions of this Agreement, such Member's distributive share of Losses, and any items

in the nature of loss or deduction specifically allocated pursuant to Section 10.3 hereof and the amount of any liabilities of such Member that are assumed by the Company or that are secured by any property contributed by such Member to the Company.

(c) Upon any adjustment to the Gross Asset Value of Company property pursuant to Section 1.13, the Member's Capital Account shall be adjusted as if all Company property were sold for such adjusted Gross Asset Value immediately prior to the occurrence of the event giving rise to such adjustment. Allocations of any resulting gain or loss shall be made pursuant to Article X as if proceeds in an amount equal to such adjusted Gross Asset Value, less Company liabilities, were to be distributed pursuant to Article IX.

(d) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Chief Manager shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the Chief Manager may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Member upon the dissolution of the Company.

ARTICLE IX

ACCOUNTING AND DISTRIBUTIONS

9.1 Distributions of Cash Flow and Cash from Sales or Refinancing. The Company shall distribute any Cash Flow to the Members in proportion to their Percentage Interests. In the event the Company elects at any time to refinance or obtain additional long-term indebtedness relating to the Company property, or in the event proceeds are available from a condemnation award, title insurance payment, casualty insurance payment, or a sale of all or a portion of the Company property after the utilization of the proceeds of such indebtedness or condemnation award or casualty insurance payment or title insurance payment for rebuilding or for curing any title defect, any remaining proceeds, awards or payment will be applied in the following priority:

(1) To pay to the extent possible, and if approved by the Members holding a Majority Interest in the Company, any unpaid principal, penalty if any, and interest on the Company's indebtedness;

(2) To pay all outstanding liabilities and expenses of the Company (including all reasonable and customary expenses of sale or refinancing, and properly payable commissions to unaffiliated third party brokers or to affiliates of the Company as may be approved by the Members holding a Majority Interest) which are not assumed by a single Member or a purchaser of the Company property, if applicable, any such assumption only to be made with

the prior consent of the Members holding a Majority Interest;

(3) To distribute the balance in proportion to the Members in proportion to their Percentage Interests; and

(4) Notwithstanding any other provision of this Article IX, upon liquidation of the Company (or any Member's interest in the Company) liquidating distributions shall be made, in all cases, in accordance with the Company's positive capital account balances determined after all adjustments to the Company's capital accounts for the taxable year. Such distributions shall be made within the time periods required by Treasury Regulation Section 1.704-1(b).

ARTICLE X

ALLOCATIONS OF PROFITS AND LOSSES

10.1 Tax Status. Any provision hereof to the contrary notwithstanding, solely for United States federal income tax purposes, each of the Members hereby recognizes that, when there is more than one Member, the Company will be subject to all provisions of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended; provided, however, that the filing of U.S. Partnership Returns of Income shall not be construed to extend the purposes of the Company or expand the obligations or liabilities of the Members.

10.2 Allocation of Profits and Losses. When there is more than one Member:

(a) Profits for any fiscal year of the Company shall be allocated as follows:

(i) First, among the Members with negative Capital Accounts in proportion thereto, until no Member has a negative Capital Account;

(ii) Then among the Members in such a manner that the Members' Capital Accounts shall be in proportion to their Percentage Interests as quickly as possible; and

(iii) Finally, among the Members in proportion to their Percentage Interests.

(b) Losses shall be allocated among the Members in proportion to their Percentage Interests.

10.3 Special Allocations. When there is more than one Member:

(a) In the event any Member unexpectedly receives any adjustments, allocations,

or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Company income and gain shall be specially allocated to such Member or Financial Interest Owner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the negative capital account created by such adjustments, allocations or distributions as quickly as possible. For purposes of the preceding sentence, a Member's Capital Account shall be reduced for the items described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4),(5), and (6). The provisions of this Section 10.3(a) are intended to comply with the requirements of Treasury Regulation Section 1.704-1(b), including any amendments or successor regulations thereto, and shall be so interpreted.

(b) Except as otherwise provided in Regulation Section 1.704-2(f), if there is a net decrease in partnership minimum gain as defined in Regulation Section 1.704-2(d) during a Company taxable year, then each Member must be allocated items of income and gain for such year (and if necessary, subsequent taxable years), in an amount equal to such Member's share of the net decrease in the Company minimum gain as computed under Regulation Section 1.704-2(g)(2). The provisions of this Section 10.3(b) are intended to comply with the requirements of Regulation Section 1.704-2(f), including any amendments or successor regulations thereto, and shall be so interpreted.

(c) Except as otherwise provided in Regulation Section 1.704-2(i), if there is a net decrease in partner nonrecourse debt minimum gain attributable to partner nonrecourse debt as defined in Regulation Section 1.704-2(i)(4) during any taxable year, each Member shall be specially allocated items of income and gain for such year (and if necessary, subsequent taxable years), in an amount equal to such Member's share of the net decrease in partner nonrecourse minimum gain attributable to such debt, as computed under Regulation Section 1.704-2(i)(4). The provisions of this Section 10.3(c) are intended to comply with the requirements of Regulation Section 1.704-2, including any amendments or successor regulations thereto, and shall be so interpreted.

(d) Any nonrecourse deductions of the Company as defined in Regulation Section 1.704-2(b)(1) shall be allocated among the Members in proportion to their Percentage Interests.

(e) Any partner nonrecourse deduction as defined in Section 1.704-2(i)(1) and 1.704-2(i)(2) of the Regulations shall be allocated to the Members who bear the economic risk of loss with respect to the partner nonrecourse debt to which such deductions are attributable.

(f) Notwithstanding any provision of this Article X to the contrary, to the extent allocations of loss or deductions to a Member would cause such Member to have a negative Capital Account balance, or increase the negative balance in a Member's Capital Account,

such loss or deduction shall be allocated among those Members with positive Capital Account balances to the extent thereof and in proportion thereto. For the purposes of this Section 10.3(f), distributions made prior to or contemporaneous with any allocation to a Member shall be reflected in such Member's Capital Account prior to making such allocation to such Member and a Member's Capital Account shall be credited to the extent (i) such Member is unconditionally obligated to make additional contributions to the Company; (ii) such Member is unconditionally obligated to fund a deficit in his Capital Account upon liquidation; and (iii) such Member is deemed to be obligated to restore his Capital Account balance pursuant to Regulation Sections 1.704-2(s)(1) and 1.704-2(i)(5).

10.4 Allocations: Section 704(c). In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value. In the event the Gross Asset Value of any Company asset is adjusted pursuant to Section 1.13 hereof, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its initial Gross Asset Value in the same manner as under Code Section 704(c) of the Code and the Treasury Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the Chief Manager in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.4 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

10.5 Modification. The Members intend that the provisions in this Article X and elsewhere in this Agreement providing for the distribution of Cash Flow, the proceeds of a sale or refinancing of the Company's property, and all other distributions from the Company will govern the economic relations between the Members and have designed the allocations of Profits and Losses in this Article so that such allocations will have substantial economic effect under Section 704(b) of the Code and support the desired distributions to the Members. In the event the Members are advised by the Company's accountants that such allocations of Profits and Losses are inconsistent with such objective, the Members holding a Majority Interest may amend the provisions of this Article or modify the allocation of Profits and Losses, or any item thereof, for any taxable year of the Company so that the allocation of Profits and Losses (including items of income, gain, loss or deduction) will be consistent with the distributions provided for in this Agreement.

ARTICLE XI

TRANSFERABILITY

11.1 General. Except as otherwise specifically provided herein, a Member shall not have the right to sell, assign, transfer, exchange or otherwise transfer with or with consideration, (collectively "sell" or "sale") all or any part of its Membership Interest. Each Member hereby acknowledges the reasonableness of the restrictions on sale of Membership Interests imposed by this Operating Agreement in view of the Company's purposes and the relationship of the Members. Accordingly, the restrictions on sale contained herein shall be specifically enforceable. In the event that any Member pledges or otherwise encumbers any of its Membership Interest as security for repayment of a liability, any such pledge or hypothecation shall be made pursuant to a pledge or hypothecation agreement that requires the pledgee or secured party to be bound by all the terms and conditions of this Article XI. These restrictions shall not apply to any gift or bequest by Les Stouder

11.2 Right of First Refusal.

(a) A Selling Member which desires to sell all or any portion of its Membership Interest in the Company to a third party purchaser shall obtain from such third party purchaser a bona fide written offer to purchase such interest, stating the terms and conditions upon which the purchase is to be made and the consideration offered therefor. The Selling Member shall give written notification to the remaining Members, by certified Mail or personal delivery, of its intention to so transfer such interest, furnishing to the remaining Members a copy of the aforesaid written offer to purchase such interest.

(b) The remaining Members, and each of them shall, on a basis pro rata to their Percentage Interests or on a basis pro rata to the Percentage Interests of those remaining Members exercising their right of first refusal, have the right to exercise a right of first refusal to purchase all (but not less than all) of the interest proposed to be sold by the Selling Member upon the same terms and conditions as stated in the aforesaid written offer to purchase by giving written notification to the Selling Member, by certified mail or personal delivery, of their intention to do so within ten (10) days after receiving written notice from the Selling Member. The failure of all the remaining Members (or any one or more of them) to so notify the Selling Member of their desire to exercise this right of first refusal within said ten (10) day period shall result in the termination of the right of first refusal and the Selling Member shall be entitled to consummate the sale of its interest in the Company, or such portion of its interest, if any, with respect to which the right of first refusal has not been exercised, to such third party purchaser.

In the event the remaining Members (or any one or more of the remaining Members) give written notice to the Selling Member of their desire to exercise this right of first refusal and to purchase all of the Selling Member's interest in the Company which the Selling Member desires to sell upon the same terms and conditions as are stated in the aforesaid

written offer to purchase, the remaining Members shall have the right to designate the time, date and place of closing, provided that the date of closing shall be within thirty (30) days after receipt of written notification from the Selling Member of the third party offer to purchase.

(c) In the event of either the purchase of the Selling Member's interest in the Company by a third party purchaser, and as a condition to recognizing one or more of the effectiveness and binding nature of any such sale and (subject to Section 11.3, below) substitution of a new Member as against the Company or otherwise, the remaining Members may require the Selling Member and the proposed purchaser, to execute, acknowledge and deliver to the remaining Members such instruments of transfer, assignment and assumption and such other certificates, representations and documents, and to perform such other acts which the remaining Members may deem necessary or desirable to:

(i) constitute such purchaser as a Member;

(ii) confirm that the person desiring to acquire an interest or interests in the Company, or to be admitted as a Member, has accepted, assumed and agreed to be subject and bound by all of the terms, obligations and conditions of the Operating Agreement, as the same may have been further amended (whether such Person is to be admitted as a new Member or will merely be a Financial Interest Owner);

(iii) preserve the Company after the completion of such sale, transfer, assignment, or substitution under the laws of each jurisdiction in which the Company is qualified, organized or does business;

(iv) maintain the status of the Company as a partnership for federal tax purposes; and

(v) assure compliance with any applicable state and federal laws including securities laws and regulations.

(d) Any sale of a Membership Interest or admission of a Member in compliance with this Article XI shall be deemed effective as of the last day of the calendar month in which the remaining Members' consent thereto was given, or, if no such consent was required pursuant to Section 11.2(e), then on such date that the donee or successor in interest complies with Section 11.2(c). The Transferring Member agrees, upon request of the remaining Members, to execute such certificates or other documents and perform such other acts as may be reasonably requested by the remaining Members from time to time in connection with such sale, transfer, assignment, or substitution. The Transferring Member hereby indemnifies the Company and the remaining Members against any and all loss, damage, or expense (including, without limitation, tax liabilities or loss of tax benefits)

arising directly or indirectly as a result of any transfer or purported transfer in violation of this Article XI.

(e) Subject to Section 11.3, a Gifting Member may gift all or any portion of its Membership Interest (without regard to Section 11.2(a) and (b)) without the consent of the remaining Members, provided, however, that the donee or other successor-in-interest (collectively, "donee") complies with Section 11.2(c) and further provided that the donee is either the Gifting Member's spouse, former spouse, or lineal descendent (including adopted children).

11.3 Transferee Not Member in Absence of Consent.

(a) Notwithstanding anything contained herein to the contrary (including, without limitation, Section 11.2 hereof), unless a Majority Interest consents to the proposed sale or gift of the Transferring Member's Membership Interest to a transferee or donee which is not a Member immediately prior to the sale, then the proposed transferee shall have no right to participate in the management of the business and affairs of the Company or to become a Member. Such consent may be withheld in the sole and unlimited discretion of the remaining Members and parties to such contribution agreements. No transfer of a Member's interest in the Company shall be effective unless and until written notice (including the name and address of the proposed transferee or donee and the date of such transfer) has been provided to the Company and the non-transferring Member(s).

(b) Upon and contemporaneously with any sale or gift of a Transferring Member's financial Interest in the Company which does not at the same time transfer the balance of the rights associated with the Financial Interest transferred by the Transferring Member (including, without imitation, the rights of the Transferring Member to participate in the management of the business and affairs of the Company), the Company shall purchase from the Transferring Member, and the Transferring Member shall sell to the Company for a purchase price of $100.00, all remaining rights and interests retained by the Transferring Member which immediately prior to such sale or gift were associated with the transferred Financial Interest.

(c) The restrictions on transfer contained in this Section 11.3 are intended to comply (and shall be interpreted consistently) with the restrictions on transfer set forth in Section 48-218-102 of the Act.

11.4 Mandatory Purchase and Sale.

(a) Upon the death, disability, divorce, bankruptcy, retirement, expulsion or termination of employment of a Member, the Company shall purchase all of the Membership Interests owned by such Member, and such deceased, disabled, divorced, bankrupt, retired,

expelled or terminated Member (or such Member's representative) shall sell all of such Membership Interests to the Company. Such sale shall be consummated within 180 days after the date of death, determination of disability, divorce, bankruptcy, retirement, expulsion or termination. The price at which the Membership Interests shall be purchased will be an amount equal to the purchase price determined as provided in paragraph (d) of this Article 11.4. At the option of the Company, payment for the Membership Interests may be made over a period not to exceed twenty-four (24) months; provided, however, that the Company shall, if possible, use its best efforts to pay at least 25% of the purchase price at the closing, with installment payments bearing interest at the prime rate of interest then in effect, and secured by a security interest covering the Membership Interests purchased.

(b) Insurance. The Company shall have the right to make application for, take out, and maintain in effect insurance policies on the life and/or disability of the Members whenever it may be necessary or desirable to fund a purchase hereunder. In the event the Company desires to purchase insurance on the life or disability of a Member, such Member hereby agrees to cooperate fully by performing all reasonable requirements of the insurer which are necessary conditions precedent to the issuance of such insurance policies.

(c) "Disability" Defined. For the purposes of this Agreement, the Term "Disability" shall have the same definition as is contained in the Social Security Act, 42 U.S.C. § 423 (d) (1) (A), as that provision now exists or may be amended.

(d) Purchase Price. In the event of a purchase pursuant to Article 11.4 hereof, the purchase price of such Membership Interests shall be determined as follows: If a Majority of the Members have signed a statement setting forth the agreed values of the Membership Interests as of a date not more than one year prior to the date of death, determination of disability, divorce, bankruptcy, retirement, expulsion or termination, whichever is applicable (the "Determination Date"), the price will be an amount equal to that agreed value adjusted for the Company's net earnings or losses for the period from the date of that agreed value to the Determination Date determined in accordance with generally accepted accounting principles. In the absence of a statement of agreed value complying with the preceding subparagraph (a), the purchase price will be determined by an appraisal which shall value the Company as a going concern. Such appraisal will be conducted by two appraisers with the Company and the departing Member (or such Member's personal representatives) appointing one appraiser. Such appraisers shall be experienced in making appraisals of business similar to the Company and notices of such appointments shall be delivered promptly to all parties. The two appraisers so appointed shall attempt to mutually agree as to such fair market value; provided, however, if they are unable to do so within thirty (30) days after their appointment, they shall immediately notify the parties, and they shall mutually select and appoint a third appraiser, similarly qualified, and give notice of the third appraiser to the parties. Within twenty (20) days after such appointment, the three appraisers shall each submit their appraisal of such fair market value in writing to each of the parties and the fair market value

shall be conclusively determined by taking the numerical average (mean) of the three figures. The fair market value, as determined by mutual agreement of the two appointed appraisers or as determined by taking the numerical average of the three appointed appraisers, which ever the case may be, shall be final and binding upon the parties hereto. The cost of obtaining such appraisals shall be divided equally between the Company and the departing Member. Notwithstanding anything to the contrary contained herein, the amount paid to any Member who is expelled shall be reduced by the amount of any damages, if any, caused by such expelled Member.

ARTICLE XII

ADDITIONAL MEMBERS

From the date of the formation of the Company, any Person or Entity acceptable to the same Member or Members entitled to consent to the admission of a transferee as a member may become a Member in this Company either by the issuance by the Company of Membership Interests for such consideration as the Members by a majority votes shall determine, or as a transferee of a Member's Membership Interest or any portion thereof, subject to the terms and conditions of this Operating Agreement. No new Members shall be entitled to any retroactive allocation of losses, income or expense deductions incurred by the Company. The Members holding a Majority Interest (excluding such new Member) may elect to close the Company books (as though the Company's tax year had ended) or make pro rata allocations of loss, income and expense deductions to a new Member for that portion of the Company's tax year in which a Member was admitted in accordance with the provisions of Section 706(d) of the Code and the Treasury Regulations promulgated thereunder.

ARTICLE XIII

DISSOLUTION AND TERMINATION

13.1 Dissolution.

(a) The Company shall be dissolved upon the occurrence of any of the following events:

(i) when the period fixed for the duration of the Company shall expire pursuant to Section 2.5 hereof; or

(ii) by the consent of the Members holding two-thirds (2/3) of the Percentage Interests held by the Members.

(b) As soon as possible following the occurrence of any of the events specified in this Section 13.1 effecting the dissolution of the Company, the appropriate representative of

the Company shall execute a notice of dissolution in such form as shall be prescribed by the Tennessee Secretary of State and file same with the Tennessee Secretary of State's office, unless the requisite Members elect to continue the business of the Company.

(c) Except as expressly permitted in this Operating Agreement, a Member shall not voluntarily resign or take any other voluntary action which directly causes a Withdrawal Event. Unless otherwise approved by the remaining Members owning a Majority Interest, a Member who resigns (a "Resigning Member") or whose Membership Interest is otherwise terminated by virtue of a Withdrawal Event, regardless of whether such Withdrawal Event was the result of a voluntary act by such Resigning Member, shall be entitled to receive only those distributions to which such Resigning Member would have been entitled had such Resigning Member remained a Member (and only at such times as such distribution would have been made had such Resigning Member remained a Member). Except as otherwise expressly provided herein, a Resigning Member shall become a Financial Interest Owner with the same Percentage Interest as the Resigning Member held as a Member. Such Financial Interest shall constitute full payment for the value of a Resigning Member's interest in the Company. Damages for breach of this Section 13.1(d) shall be monetary damages only (and not specific performance), and such damages may be offset against distributions by the Company to which the Resigning Member would otherwise be entitled. **The form of payment in settlement of the rights of a Resigning Member shall be the entire amount a Resigning Member shall be entitled to following a Withdrawal Event and the Members acknowledge that this is a reasonable means of settling their rights in accordance with the Act.**

13.2 Effect of Filing of Notice of Dissolution. Upon the filing by the Tennessee Secretary of State of a notice of dissolution, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until a certificate of dissolution has been filed with the Secretary of State or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

13.3 Winding Up, Liquidation and Distribution of Assets.

(a) Upon dissolution, an accounting shall be made by the Company's independent accountants of the accounts of the Company and of the Company's assets, liabilities and operations, from the date of the last previous accounting until the date of dissolution. The Manager(s) shall immediately proceed to wind up the affairs of the Company.

(b) If the Company is dissolved and its affairs are to be wound up, the Chief Manager under the direction of the Members shall:

(i) Collect or make provisions for the collection of all known debts due or owing the Company,

(ii) Sell or otherwise liquidate all of the Company's assets as promptly as practical (except to the extent the Manager(s) may determine to distribute any assets to the Members in kind),

(iii) Allocate any Profit or Loss resulting from such sales to the Members' and Financial Interest Owners' Capital Accounts in accordance with Section 8.5 hereof,

(iv) Discharge all liabilities of the Company, including liabilities to Members and Financial Interest Owners who are also creditors, to the extent permitted by law, other than liabilities to Members and Financial Interest Owners for distributions and the return of capital, and establish such Reserves as may be reasonably necessary to provide for contingent liabilities of the Company (for purposes of determining the Capital Accounts of the Members and Financial Interest owners, the amounts of such Reserves shall be deemed to be an expense of the Company),

(v) Distribute the remaining assets in the following order:

(1) If any assets of the Company are to be distributed in kind, the net fair market value of such assets as of the date of dissolution shall be determined by independent appraisal or by agreement of the Members. Such assets shall be deemed to have been sold as of the date of dissolution for their fair market value, and the Capital Accounts of the Members and Financial Interest owners shall be adjusted pursuant to the provisions of Article X and Section 8.5 of this Operating Agreement to reflect such deemed sale.

(2) The positive balance (if any) of each Member's and Financial Interest owner's Capital Account (as determined after taking into account all Capital Account adjustments for the Company's taxable year during which the liquidation occurs) shall be distributed to the Members, either in cash or in kind, as determined by the Members holding a Majority Interest, with any assets distributed in kind being valued for this purpose at their fair market value. Any such distributions to the Members in respect of their Capital Accounts shall be made in accordance with the time requirements set forth in Section 1.704-1(b)(2)(ii)(b)(2) of the Treasury Regulations.

(c) Notwithstanding anything to the contrary in this Operating Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member has a deficit Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years,

including the year during which such liquidation occurs), such Member shall have no obligation to make any Capital Contribution, and the negative balance of such Member's Capital Account shall not be considered a debt owed by such Member to the Company or to any other Person for any purpose whatsoever.

(d) Upon completion of the winding up, liquidation and distribution of the assets, the Company shall be deemed terminated.

(e) The Manager(s) shall comply with any applicable requirements or applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

13.4 Articles of Termination. When all debt, liabilities and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets have been distributed to the Members, articles of termination shall be executed in duplicate and verified by the person signing the articles, which articles shall set forth the information required by § 48-245-503 of the Act. Such articles of termination shall be delivered to the Tennessee Secretary of State.

13.5 Effective Date of Termination. Upon the filing of the articles of termination, the existence of the Company shall cease.

13.6 Return of Contribution Nonrecourse to Other Members. Except as provided by law or as expressly provided in this Operating Agreement, upon dissolution, each Member shall look solely to the assets of the Company for the return of its Capital Contribution. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash contribution of one or more Members, such Member or Members shall have no recourse against any other Member.

ARTICLE XIV

FISCAL MATTERS

14.1 Books and Records. The Chief Manager shall maintain full and accurate books of the Company at its principal place of business or at such other place as may be designated from time to time by the Chief Manager, showing all receipt and expenditures, assets and liabilities, profits and losses, and all other records necessary for recording the Company's business and affairs. Each Member and his duly authorized representative shall at all times have access to and may inspect and copy any of such books and records.

14.2 Fiscal Year. The fiscal year of the Company shall end on December 31 of each year.

14.3 Request to Members. The Chief Manager shall cause to be prepared at the Company's expense, and shall deliver to each Member the following reports:

(a) Within 90 days after the end of each Fiscal Year, all information necessary for the preparation of the Members' federal income tax returns;

(b) Within 120 days after the end of each Fiscal Year, an annual report of the activities of the Company, including an unaudited balance sheet, income statement and statement of cash flow, all compiled in accordance with generally accepted accounting principles.

14.4 Bank Accounts and Temporary Investments. All funds of the Company shall be deposited in its name in such checking, savings or other accounts as shall be designated by the Chief Manager from time to time separate and apart from, and not commingled with, the accounts of any other persons, including the accounts of the Chief Manager, the Members or their Affiliates. Withdrawals therefrom shall be made upon such signature or signatures as the Chief Manager may designate but any withdrawal or draft in excess of $2,500 must have the signature of both Chief Manager and Secretary. The Company's funds may be invested, in the Chief Manager's sole discretion, in government securities, bank or savings and loan association passbook accounts, money market-deposit accounts, certificates of deposit, commercial paper, repurchase agreements secured by securities of the United States of America or agencies thereof or other similar liquid investments, including securities of mutual funds which invest in money market instruments with maturities generally not exceeding one year.

14.5 Accounting Decisions. All decisions as to accounting matters shall be made by the Chief Manager in accordance with generally accepted accounting principles consistently applied, unless another method of accounting not in accordance with generally accepted accounting principles is selected for tax reporting purposes.

ARTICLE XV

GENERAL PROVISIONS

15.1 Notices. All notices, consents, waivers, directions, requests, votes or other instruments or communications provided for under this Operating Agreement shall be in writing, signed by the party giving the same, and shall be deemed properly given when actually received, if delivered in person, or when mailed, if sent by registered or certified United States mail, postage prepaid, addressed: (a) in the case of the Company, to the Company at the principal place of business of the Company; or (b) in the case of any Member individually, to such Member at his address set forth in Schedule A hereto. Each Member may, by written notice to all other Members, specify any other address for the receipt of such instruments or communications.

15.2 Power of Attorney. Each Member, by the execution of this Agreement, hereby irrevocably constitutes and appoints the Chief Manager, its successor and assigns, as his true and lawful attorney and agent, with full power and authority in his name, place and stead to swear to, execute, acknowledge, deliver, file and record in any appropriate public office any certificate or other instrument which my be necessary, desirable or appropriate to qualify or to continue the Company as a Limited Liability Company in the State of Tennessee; any amendment to this Operating Agreement or to any certificate or other instrument which may be necessary, desirable or appropriate to reflect the admission of a Member, the withdrawal of a Member or the transfer of all or any part of the interest of a Member in the Company or any additional capital contributions or withdrawal of capital contributions by a Member; any conveyance of Company property; any mortgage or other encumbrance of Company property and related documents; any note or other instrument evidencing a Company obligation and related documents; and any certificates or instruments which may be appropriate, necessary or desirable to reflect the dissolution and termination of the Company.

The power of attorney granted hereby shall not be affected by disability of the principal, shall be deemed to be coupled with an interest and shall survive the death or incompetency of any Member and the transfer by any Member of his interest as Member in the Company.

The power of attorney granted hereby includes the authority to take any further action which the Chief Manager shall consider necessary or convenient in connection with any of the powers granted to the Chief Manager pursuant to this Section 15.2, hereby giving the Chief Manager full power and authority to do and perform each and every act whatsoever requisite and necessary to be done in and about the foregoing as fully as each Member might or could do if personally present, and hereby ratifying and confirming all that said Chief Manager shall do or cause to be done by virtue hereof.

Notwithstanding the existence of the foregoing power of attorney, each Member hereby agrees to join in the execution, acknowledgment and delivery of the instruments referred to above.

15.3 Integration. This Operating Agreement embodies the entire agreement and understanding among the Members and supersedes all prior agreements and understandings, if any, among and between the Members relating to the subject matter hereof.

15.4 Applicable Law. This Operating Agreement and the rights of the Members shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee. Any controversy or claim arising out of or relating to this Operating Agreement, or the breach thereof, shall be settled by arbitration in Nashville, Tennessee, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

15.5 Counterparts. This Operating Agreement may be executed in several counterparts and all counterparts so executed shall constitute one agreement binding on all the parties hereto,

notwithstanding that all the parties are not signatory to the original or the same counterpart, except that no counterpart shall be authentic unless signed by the Chief Manager.

15.6 Severability. In case any one or more of the provisions contained in this Operating Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other application thereof shall not in any way be affected or impaired thereby.

15.7 Binding Effect. Except as herein otherwise provided to the contrary, this Restated Agreement shall be binding upon, and inure to the benefit of, the Members and their respective heirs, executors, administrators, successors and assigns.

15.8 Waiver of Action of Partition. The Members agree that the property of the Company is not and will not be suitable for partition and that all the property of the Company should be dealt with as a single, integral unit. Accordingly, each of the Members hereby irrevocably waives any and all rights that he may have to maintain an action for partition of any of the property of the Company, either as a partition in kind or a partition by sale.

IN WITNESS WHEREOF, the undersigned, being all of the Members of the Company, have executed and acknowledged this Operating Agreement as of the date and year first above written.

MEMBER:

Larry Thompson

Larry Thompson

EXHIBIT 8.1

Initial Member Contributions	Initial Capital Contribution	Initial Share of Total Capital
Larry Thompson	$66,109.72	100%